UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

MidCap Financial Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3450

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2022, Apollo Investment Corporation (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to the Company’s Charter (the “Charter”) with the State Department of Assessments and Taxation of Maryland to change the Company’s name from “Apollo Investment Corporation” to “MidCap Financial Investment Corporation.” Immediately after filing the Articles of Amendment, the Company filed Articles of Restatement (the “Articles of Restatement”) to fully restate the Charter to include all provisions of the Charter then in effect. Both the Articles of Amendment and the Articles of Restatement became effective on August 12, 2022. In addition, the Company adopted its Sixth Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), effective August 12, 2022, solely to reflect the name change.

The foregoing summary of the Articles of Amendment, Articles of Restatement and Bylaws is qualified in its entirety by reference to the full text of the Articles of Amendment, Articles of Restatement and Bylaws, which are filed herewith as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, and each of which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting:

On August 9, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The Proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2022. As of June 13, 2022 the record date, 63,518,718 shares of common stock were eligible to vote.

Proposal 1: The Company’s stockholders elected two Class III Directors of the Company, who will each serve a term of three years, or until his or her successor is duly elected and qualified, as follows:

Name of Director	FOR	WITHHELD	BROKER-NON-VOTE
Carmencita Whonder	26,546,871	5,142,329	16,790,746
Elliot Stein, Jr.	18,348,943	13,340,257	16,790,746

Proposal 2: The Company’s stockholders ratified the selection of Deloitte & Touche LLP as an independent registered public accounting firm of the Company for the fiscal year ending March 31, 2023, as follows:

FOR	WITHHELD	ABSTAIN	BROKER-NON-VOTE
47,321,775	594,483	563,6889	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment, dated August 12, 2022.

3.2	Articles of Restatement, dated August 12, 2022.

3.3	Sixth Amended and Restated Bylaws, amended and restated as of August 12, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin Hester
Name: Kristin Hester
Title: Chief Legal Officer and Secretary

Date: August 12, 2022